Summary Prospectus 2014 BMO Prime Money Market Fund

Class Y MARXX	Class I MAIXX	As of December 29, 2014, as supplemented February 9, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/money-market. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%	0.14%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.06%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.46%	0.21%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$47	$22
3 Years	$148	$68
5 Years	$258	$118
10 Years	$579	$268

Principal Investment Strategies

The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. Government securities and shares of other registered money market funds are not subject to this requirement). The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors. The Fund invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, diversification, and liquidity of investments.

Principal Risks

An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

www.bmofundsus.com

Summary Prospectus 2014 BMO Prime Money Market Fund

Class Y MARXX	Class I MAIXX	As of December 29, 2014, as supplemented February 9, 2015

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Foreign Securities Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments, which developments may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Sovereign Debt Risks. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Regulatory Changes Risk. The SEC recently adopted regulations that substantially change the way in which money market funds may be operated. The Fund is reviewing the regulations and their impact, including liquidity of an investment in the Fund and the Fund’s ability to maintain a stable net asset value per share. These changes may result in reduced yields from the Fund.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2004-2013)

The return for the Class Y shares of the Fund from January 1, 2014 through September 30, 2014 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	1.26%
Worst quarter	3/31/2013	0.00%

7-Day Net Yield as of December 31, 2013 was 0.01%

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Summary Prospectus 2014 BMO Prime Money Market Fund

Class Y MARXX	Class I MAIXX	As of December 29, 2014, as supplemented February 9, 2015

Average Annual Total Returns through 12/31/13

	1 Year	5 Year	10 Year
Class Y (Inception 11/23/92)	0.01%	0.10%	1.68%
Class I (Inception 4/3/00)	0.04%	0.26%	1.89%
MFRA (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	0.06%	1.48%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.06%	1.53%

The iMoneyNet, Inc. Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Money Market Instrument Funds Index (LMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2014 BMO Prime Money Market Fund

Class Y MARXX	Class I MAIXX	As of December 29, 2014, as supplemented February 9, 2015

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